SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 24, 2003


                             -----------------------
                            NANOMETRICS INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


California                          0-13470                  94-2276314
----------------------------        -----------              ------------------
(State or other jurisdiction        (Commission File         (IRS Employer
of incorporation)                   Number)                  Identification No.)


1550 Buckeye Drive, Milpitas, California                      95035
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (408) 435-9600


                                       N/a
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         99.1 Press Release, dated April 24, 2003, announcing registrant's first quarter financial results.


Item 9. Regulation FD Disclosure

         The information under this Item 9 is being furnished pursuant Item 12 of Form 8-K.)

         On April 24, 2003, registrant made an earnings release, the text of which is set forth in Exhibit 99.1 attached hereto and is being furnished pursuant to Item 12 of From 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NANOMETRICS INCORPORATED

                                    /s/ Paul B. Nolan
                                    ---------------------
                                    Paul B. Nolan
                                    Chief Financial Officer
                                    April 24, 2003

                                  EXHIBIT INDEX

Exhibit No.   Description
----------    -----------

   99.1 Press Release, dated April 24, 2003, announcing registrant's first quarter financial results.